SUNAMERICA STYLE SELECT SERIES, INC.(r)

Supplement to the Prospectus dated February 28, 2001


On July 23, 2001, Allianz AG acquired substantially all of the outstanding shares of capital stock of Dresdner Bank, the parent company of Dresdner RCM, to create an integrated financial services firm. The transaction has not had and is not expected to have any immediate impact on Dresdner RCM's management or on Dresdner RCM's capacity to provide the type, quality or quantity of services that it currently provides to the Portfolio. Dresdner RCM believes that the transaction offers the potential to enhance its future ability to deliver quality investment advisory services.

Under the heading "INFORMATION ABOUT ADVISERS" on page 36 of the Prospectus, the sixth paragraph is replaced with the following:

	DRESDNER RCM GLOBAL INVESTORS LLC. Dresdner is an indirect wholly owned subsidiary of Allianz AG, an international banking organization, and is located at Four
Embarcadero Center, San Franciso, California 94111. As of
December 31, 2000, Dresdner had approximately $80.9 billion in total assets under management and advice.


















September 17, 2001